EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


           In connection with the Quarterly Report of Altrimega Health Corporation (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

           1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:   August 6, 2004                             By: /s/ John W. Gandy
                                                      --------------------------
                                                  Name:  John W. Gandy
                                                  Title: Chief Executive Officer


Date:   August 6, 2004                             By: /s/ Ron Hendrix
                                                      --------------------------
                                                  Name:  Ron Hendrix
                                                  Title: Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Altrimega Health Corporation and will be retained by Altrimega Health Corporation and furnished to the Securities and Exchange Commission or its staff upon request.